           As filed with the Securities and Exchange Commission on July 3, 2001.
                                                              File No. 333-04583

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________


                       POST EFFECTIVE AMENDMENT NO. 2 TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              __________________

                                 EQUIFAX INC.
            (Exact Name of Registrant as Specified in its Charter)

           Georgia                                             58-0401110
 (State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                             Identification No.)

                          1550 Peachtree Street, N.W.
                            Atlanta, Georgia 30309
            (Address, Including Zip Code, of Registrant's Principal
                              Executive Offices)

                              __________________


           EQUIFAX INC. EMPLOYEES 401(K) RETIREMENT AND SAVINGS PLAN
                  CHOICEPOINT INC. 401(K) PROFIT SHARING PLAN
                           CERTEGY INC. 401(K) PLAN
                           (Full Title of the Plans)

                              __________________

                              Kent E. Mast, Esq.
            Corporate Vice President, General Counsel and Secretary
                          1550 Peachtree Street, N.W.
                            Atlanta, Georgia  30309
                                (404) 885-8000
                     (Name, Address, and Telephone Number,
                  Including Area Code, of Agent for Service)

                                  Copies to:

                           Larry D. Ledbetter, Esq.
                            Kilpatrick Stockton LLP
                    1100 Peachtree Street, N.E., Suite 2800
                            Atlanta, Georgia 30309
                                (404) 815-6500
                              __________________


                                           Calculation of Registration Fee
----------------------------------------------------------------------------------------------------------------------
                                                    Proposed Maximum     Proposed Maximum
         Title of Securities        Amount to        Offering Price         Aggregate              Amount of
          to be Registered       be Registered/(1)/   Per Share/(2)/    Offering Price/(2)/   Registration Fee/(2)/
----------------------------------------------------------------------------------------------------------------------
                  --                           --                 --                   --                   --
----------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statements also relates to such indeterminate number of interests to be offered or sold pursuant to the employee benefit plans described herein.


(2) Not applicable. All filing fees paid in connection with the registration of these securities were paid with the filing with the Securities and Exchange Commission of the Registration Statement on Form S-8 (333-04583) being amended by this post-effective amendment.

================================================================================

                               EXPLANATORY NOTE

     In accordance with the Note to Part I of Form S-8, the information specified in Part I of Form S-8 has been omitted from this amendment to the Registration Statement on Form S-8 for offers of shares of the Common Stock of Equifax Inc. (the "Company") and plan interests under the Equifax Inc. Employees 401(k) Retirement and Savings Plan (the "Equifax Plan"), the ChoicePoint Inc. 401(k) Profit Sharing Plan (the "ChoicePoint Plan") and the Certegy Inc. 401(k) Plan (the "Certegy Plan and together with the Equifax Plan and the ChoicePoint Plan, the "Plans").

                                 EQUIFAX INC.

     POST EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT ON FORM S-8

         PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Equifax Inc. (the "Company") (File No. 1-
6605) with the Securities and Exchange Commission (the "SEC") are incorporated herein by reference and made a part hereof:

     (a)  (i)    The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

          (ii) The Company's Quarterly Report on From 10-Q for the quarter ended March 31, 2001.

          (iii) The Equifax Plan's Annual Report on Form 11-K for the plan year ended December 31, 2000.

     (b) All other reports filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 2000.

     (c) The description of the Common Stock contained in the Company's Registration Statement on Form 10 dated December 31, 1964, and on Form 8-A, filed under Section 12 of the Exchange Act on November 2, 1995, as amended.

     All documents subsequently filed by the Company or the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be made a part hereof from the respective dates of filing such documents. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the registration statement to the extent that a statement contained herein or in any other subsequently filed document that is also incorporated or deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the prospectus or the registration statement.

ITEM 4.   DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Georgia Business Corporation Code permits, and the Company's bylaws require, the Company to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (which could include actions, suits or proceedings under the Securities Act of 1933, as amended (the "Securities Act")), whether civil, criminal, administrative, or investigative (other than an action brought by or on behalf of the Company) by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. With regard to actions or suits by or in the right of the Company, indemnification is limited to reasonable expenses incurred in connection with the proceeding and generally is not available in connection with such a proceeding in which such person was adjudged liable to the Company.

     In addition, the Company carries insurance on behalf of directors and officers that may cover liabilities under the Securities Act.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8.   EXHIBITS

Exhibit Number                Description
--------------                -----------

5 Opinion of General Counsel as to the legality of the securities being registered (previously filed).

23(a)                         Consent of General Counsel (previously filed).

23(b)*                        Consent of Arthur Andersen LLP.

24                            Power of Attorney (included in signature page).

99.1*                         Certegy Inc. 401(k) Plan.

*Filed herewith.

     The Company has received a favorable determination letter from the Internal Revenue Service (the "IRS") with respect to the qualification of the Equifax Plan under section 401(a) of the Internal Revenue Code. In addition, Certegy Inc. intends to seek a determination from the IRS with respect to the qualification of the Certegy Inc. 401(k) Plan under section 401(a) of the Internal Revenue Code.

ITEM 9.   UNDERTAKINGS

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 28, 2001.

                              EQUIFAX INC.

                              By:  /s/ Kent E. Mast
                                 --------------------------------------------
                                 Kent E. Mast
                                 Corporate Vice President, General Counsel and Secretary

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kent E. Mast, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, as amended by this post-effective amendment, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


Signature                                 Title                                                    Date
---------                                 -----                                                    ----
/s/ Thomas F. Chapman
----------------------------------        Chairman of the Board of Directors & Chief               June 11, 2001
Thomas F. Chapman                         Executive Officer (Principal Executive Officer)

/s/ Lee A. Kennedy
----------------------------------        President, Chief Operating Officer & Director            June 11, 2001
Lee A. Kennedy

/s/ Michael T. Vollkommer
----------------------------------        Corporate Vice President & Controller                    June 11, 2001
Michael T. Vollkommer                     (Principal Accounting Officer)

/s/ Philip J. Mazzilli
----------------------------------        Executive Vice President & Chief Financial               June 11, 2001
Philip J. Mazzilli                        Officer (Principal Financial Officer)

/s/ Lee A. Ault                           Director                                                 June 11, 2001
----------------------------------
Lee A. Ault, III

/s/ John L. Clendenin
----------------------------------        Director                                                 June 11, 2001
John L. Clendenin

----------------------------------        Director
A. W. Dahlberg

/s/ Robert P. Forrestal                   Director                                                 June 11, 2001
----------------------------------
Robert P. Forrestal

/s/ L. Phillip Humann                     Director                                                 June 11, 2001
----------------------------------
L. Phillip Humann

/s/ Larry L. Prince                       Director                                                 June 11, 2001
----------------------------------
Larry L. Prince

/s/ D. Raymond Riddle                     Director                                                 June 11, 2001
----------------------------------
D. Raymond Riddle

/s/ Louis W. Sullivan, M.D.               Director                                                 June 11, 2001
----------------------------------
Louis W. Sullivan, M.D.

----------------------------------        Director
Jacquelyn M. Ward

     THE PLAN. Pursuant to the requirements of the Securities Act, the trustees (or other person who administer the employment benefit plans) have duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 28, 2001.

                              EQUIFAX INC. EMPLOYEES 401(K) RETIREMENT AND
                              SAVINGS PLAN

                              By: /s/ Richard D. Gapen
                                  --------------------
                                  Plan Administrator

                              CERTEGY INC. 401(K) PLAN

                              By: /s/ Richard D. Gapen
                                  --------------------
                                  Plan Administrator

                                 EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

5 Opinion of General Counsel as to the legality of the securities being registered (previously filed).

23(a)                         Consent of General Counsel (previously filed).

23(b)*                        Consent of Arthur Andersen LLP

24                            Power of Attorney (included in signature page)

99.1*                         Certegy Inc. 401(k) Plan.

*Filed herewith.